                                                                  EXHIBIT 10.15


                         NON-NEGOTIABLE PROMISSORY NOTE

$209,245                                                    Huntington Park, CA
                                                            August 24, 1997

     FOR VALUE RECEIVED, Richard G. Gordinier hereby promises to pay to HENRY COMPANY, or its successors or designees, at Huntington Park, California, in lawful money of the United States, the sum of $209,245, plus interest on the unpaid balance, at a rate equal to Bank of America's FIRST rate.

     Payment may be made in lump sum or installments at the option of the borrower, covering interest and principal, up to and including August 23, 1998, on which date the final payment of principal and interest shall be due and payable. This note may be renewed at the mutual agreement of both parties.

     Richard B. Gordinier may prepay any part or all of such principal sum, with accrued interest to the date of such prepayment, without penalty or premium.

     In the event of a default in the payment of principal or interest hereunder, which default shall not be cured within 30 days after written notice, payee shall be entitled at its option to receive payment in full of the entire unpaid principal balance, together with any accrued interest, in addition to any other remedy at law or in equity.

     If action is instituted on this note by holder, and holder prevails in such action, Richard B. Gordinier promises to pay all the expenses incurred by holder in connection with such action, including attorney's fees.

     Presentation for payment, demand, notice of dishonor, protest and notices of protest are hereby expressly waived.

     This note shall be deemed to have been made under, and shall in all respects be governed by the laws of the State of California.


                                       /s/ Richard B. Gordinier
                                       --------------------------------------
                                       Richard B. Gordinier


                                       For Henry Company

                                       /s/ Warner W. Henry
                                       --------------------------------------
                                       Warner W. Henry


mjo

                                                                  EXHIBIT 10.15
                                                                    (CONTINUED)

                         NON-NEGOTIABLE PROMISSORY NOTE

$150,000                                                    Huntington Park, CA
                                                            December 15, 1997

     FOR VALUE RECEIVED, Richard G. Gordinier hereby promises to pay to HENRY COMPANY, or its successors or designees, at Huntington Park, California, in lawful money of the United States, the sum of $150,000, plus interest on the unpaid balance, at a rate equal to Bank of America's FIRST rate.

     Payment may be made in lump sum or installments at the option of the borrower, covering interest and principal, up to and including December 14, 1998, on which date the final payment of principal and interest shall be due and payable. This note may be renewed at the mutual agreement of both parties.

     Richard B. Gordinier may prepay any part or all of such principal sum, with accrued interest to the date of such prepayment, without penalty or premium.

     In the event of a default in the payment of principal or interest hereunder, which default shall not be cured within 30 days after written notice, payee shall be entitled at its option to receive payment in full of the entire unpaid principal balance, together with any accrued interest, in addition to any other remedy at law or in equity.

     If action is instituted on this note by holder, and holder prevails in such action, Richard B. Gordinier promises to pay all the expenses incurred by holder in connection with such action, including attorney's fees.

     Presentation for payment, demand, notice of dishonor, protest and notices of protest are hereby expressly waived.

     This note shall be deemed to have been made under, and shall in all respects be governed by the laws of the State of California.


                                       /s/ Richard B. Gordinier
                                       --------------------------------------
                                       Richard B. Gordinier


                                       For Henry Company

                                       /s/ Warner W. Henry
                                       --------------------------------------
                                       Warner W. Henry


mjo

                                                                  EXHIBIT 10.15
                                                                    (CONTINUED)

    RICHARD B. GORDINIER LOAN
     8.5% INTEREST PER ANNUM

 DATE        INTEREST      BALANCE
--------     --------     ----------
06/19/91                  150,000.00
06/31/91       419.13     150,419.10
08/30/91     1,047.95     151,487.13
10/31/91     1,062.55     152,550.61
11/30/91     1,047.95     153,597.96
12/31/91     1,082.88     154,680.54

01/31/92     1,082.88     155,880.54
02/29/92     1,013.01     156,776.73
03/31/92     1,082.88     167,859.61
04/30/92     1,047.96     158,807.56
05/31/92     1,082.88     159,990.44
06/30/92     1,047.95     161,008.30
07/31/92     1,082.88     162,121.27
08/31/92     1,082.88     163,204.16
09/30/92     1,047.95     164,252.10
10/31/92     1,082.88     165,334.95
11/30/92     1,047.95     166,382.83
12/31/92     1,052.88     167,465.51

01/31/93     1,082.88     186,648.69
02/28/93       978.08     169,626.77
03/31/93     1,082.88     170,609.65
04/30/93     1,047.95     171,657.60
05/31/93     1,082.88     172,140.46
06/30/93     1,047.85     173,788.43
07/31/93     1,082.00     174,071.31
08/31/93     1,082.88     175,954.19
09/30/93     1,047.95     177,002.14
10/31/93     1,082.88     175,065.02
11/30/93     1,047.95     179,132.97
12/31/93     1,082.88     180,216.86

01/31/94     1,082.88     181,296.73
02/28/94       978.08     162,276.51
03/31/94     1,082.88     183,369.69
04/30/94     1,047.96     184,407.84
05/31/94     1,082.88     135,490.62
06/30/94     1,047.96     188,638.47
07/31/94     1,082.88     187,621.36
08/31/94     1,062.88     188,704.23
09/30/94     1,047.95     189,752.10
10/31/94     1,052.65     190,835.06
11/30/94     1,047.95     101,683,01
12/31/94     1,082.68     182,805.59

01/31/95     1,082.68     194,048.77
02/28/95       978.09     195,028.85
03/31/95     1,062.55     196,109.73
04/30/95     1,047.96     197,157.88
05/31/95     1,082.88     198,240.58
06/30/95     1,047.95     199,288.51
07/31/95     1,082.56     200,371.39
08/31/95     1,082.88     201,454.27
09/30/95     1,047.95     202,602.22
10/31/95     1,082.88     203,686.10
11/30/95     1,047.86     204,035.05
12/31/95     1,082.88     206,716.93

01/31/96     1,486.10     207,201.03
02/28/96     1,388.32     208,600.35
03/31/96     1,508.92     210,106.27
04/30/96     1,487.87     211,574.14
05/31/96     1,627.38     213,101.53
06/30/96     1,488.78     214,090,32
07/01/96   (17,600.00)    197,096.32
07/31/96     1,376.83     198,467.25
08/31/96     1,432.77     199,800.02
09/30/96     1,396.54     201,288.68
10/31/96     1,453.20     202,749.78
11/30/96     1,416.47     204,168.25
12/31/96     1,473.31     206,640.16

01/31/97     1,484.56     203,124.71
02/28/97     1,360.57     203,476.38
03/31/97     1,506.02     209,980.30
04/30/97     1,455.89     271,447.28
05/31/97     1,626.48     212,673.77
06/30/97     1,487.90     214,461.87
07/01/97   (17,937.60)    196,524.87
07/31/97     1,372.96     197,507.86
08/24/97     1,106.06     199,003.71
08/31/97       322.60     190,326.31
09/30/97     1,306.66     205,718.88
10/31/97     1,448.03     202,167.39
11/30/97     1,412.41     203,580.30
12/31/97     1,469.68     205,048.98


                              HENRY COMPANY
                             Loan Agreement

                                                                 EXHIBIT 10.15
                                                                   Continued
Huntington Park, CA
August 24, 1997


     FOR VALUE RECEIVED, Richard B. Gordinier (Gordinier) promises to pay to the order of Henry Company, ("Henry") the sum of Twenty Thousand and no/100 dollars ($20,000).

     Said principal shall be payable to Henry Company on July 31, 1998. interest will accrue on the unpaid principal as of the first date above. Interest will be calculated at a rate equal to Bank of America's FIRST rate and will be payable on July 31, 1998 with the principal payment.

     Gordinier shall have the right to prepay without penalty. In the event payment due hereunder is not made when due, or if the undersigned should leave the employment of Henry Company for any reason, the entire balance shall be immediately due at the option of Henry Company.

     If action is instituted on this note by holder, and holder prevails in such action. Gordinier promises to pay all the expenses incurred by holder in connection with such action, including attorney's fees.

     Presentation for payment, demand, notice of dishonor, protest and notices of protest are hereby expressly waived.

     This note shall be deemed to have been made under, and shall in all respects be governed by the laws of the State of California.


/s/ Richard B. Gordinier                                      7/10/97
------------------------                                    ----------------
Richard B. Gordinier



/s/ Jeffrey A. Wahba                                          7/10/97
-------------------------                                   -----------------
Jeffrey A. Wahba                                                  Date
Henry Company